UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K
 _______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 22, 2017

OrangeHook, Inc.
(Exact name of Registrant as Specified in its Charter)

Florida	000-54249	27-1230588
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

319 Barry Avenue South #300
Wayzata, Minnesota 55391
 (Address of Principal Executive Offices including Zip Code)

(442) 500-4665
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 5, 2018, OrangeHook, Inc., a Minnesota corporation ("OrangeHook MN"), a wholly-owned subsidiary of OrangeHook, Inc., a Florida corporation (the "Company"), entered into a Commercial Promissory Note for $1,077,498 (the "February 2018 Note") with MEZ Capital LLC, a Minnesota limited liability company ("MEZ"). The principal balance of the February 2018 Note represents the principal balance of OrangeHook MN's previous $1,000,000 promissory note with MEZ dated July 31, 2017 (the "$1 Million Note") plus origination and other fees. The $1 Million Note matured on January 28, 2018, was temporarily extended to February 4, 2018 and was replaced by the February 2018 Note.

The February 2018 Note matures on April 6, 2018 and calls for a stated amount of interest of approximately $69,661 due at maturity. The February 2018 Note is supported by five personal guarantees, including those of Company board members James L. Mandel ("Mandel") and Jeffrey J. Hattara, President and CEO and Chief Strategy Officer, respectively, Company board member Whitney E. Peyton and Board Chair Donald M. Miller. The February 2018 Note calls for a default interest rate of four percent (4%) per month on the outstanding principal balance. The February 2018 Note also provides that any default on a prior note issued to Mandel by MEZ on December 22, 2017, ("Prior Note") additionally constitutes default by the Company under the February 2018 Note. The Prior Note was in the principal amount of $400,000, of which Mandel loaned $355,000 to the Company for its working capital needs. The promissory note issued by the Company to Mandel (the "Mandel Note") carries a principal balance of $355,000 and an annual interest rate of ten percent (10%). The Mandel Note matures on February 19, 2018.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORANGEHOOK, INC.

Dated:   February 9, 2018
By:  /s/   James L. Mandel
               James L. Mandel
               President and Chief Executive Officer